Exhibit 10.8

EdtechX Holdings Acquisition Corp.

c/o IBIS Capital Limited, 3rd Floor

22 Soho Square

London W1D 4NS

_________ __, 2018

[Azimut Purchaser Name and Address]

Re:	Forward Purchase Contract

Ladies and Gentlemen:

We are pleased to accept the offer ______________ (the “Subscriber” or “you”) has made to purchase up to an aggregate of __________ units (the “Units”) of EdtechX Holdings Acquisition Corp., a Delaware corporation (the “Company”), each Unit comprised of shares and warrants in the same proportions and amounts as the components of the units the Company will issue in its initial public offering (the “IPO”), with the exact number of Units to be purchased by you being determined by the Company, in its sole discretion, based on the capital needs of the Company in connection with the Business Combination (defined below). The number of Units being purchased hereunder and the securities underlying such Units, collectively, are hereinafter referred to as the “Securities”. The IPO is expected as of the date hereof to generate gross proceeds to the Company in the amount of between $50,000,000 and $75,000,000 (exclusive of the over-allotment option to be granted to the underwriters). The terms on which the Company is willing to sell the Securities to the Subscriber, and the Company and the Subscriber’s agreements regarding such Securities, are set forth in this agreement (this “Agreement”) and are as follows:

1. Purchase of the Securities. The purchase price for the Securities (the “Purchase Price”) shall be $10.00 per Unit multiplied by the number of Units being purchased hereunder, for up to an aggregate purchase price of $________. In exchange for the Purchase Price, the Company agrees to sell the Securities to the Subscriber, and the Subscriber hereby agrees to purchase the Securities from the Company in a private placement, subject to the terms and subject to the conditions set forth in this Agreement.

2. Right of First Refusal. In consideration for the execution of this Agreement, Charles McIntyre and Benjamin Vedrenne-Cloquet (each a “Manager” and collectively the “Managers”) agree that the Subscriber shall be offered a right of first refusal to participate on similar terms in the next similarly structured blank check offering led by the Managers (a “Subsequent Offering”). The Managers will give the Subscriber at least __ days advance notice of its intention to undertake a Subsequent Offering. If the Subscriber declines to participate in such Subsequent Offering, or fails to respond to such notice within such __day period, the Managers shall be permitted to offer to other third parties the right to participate in the Subsequent Offering in Subscriber’s place and Subscriber shall have no further rights to participate in such Subsequent Offering.

3. Representations, Warranties and Agreements.

3.1 Subscriber’s Representations, Warranties and Agreements. To induce the Company to issue the Securities to the Subscriber and the Managers to grant the Subscriber the right to participate in a Subsequent Offering, the Subscriber hereby represents and warrants to the Company and the Managers and agrees with the Company and Managers as follows:

3.1.1 No Government Recommendation or Approval. The Subscriber understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Securities.

3.1.2 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Subscriber of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the formation and governing documents of the Subscriber, (ii) any agreement, indenture or instrument to which the Subscriber is a party, (iii) any law, statute, rule or regulation to which the Subscriber is subject, or (iv) any agreement, order, judgment or decree to which the Subscriber is subject.

3.1.3 Organization and Authority. The Subscriber is a ____________ [describe type of organization/jurisdiction], validly existing and in good standing under the laws of __________ and possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. Upon execution and delivery by you, this Agreement is a legal, valid and binding agreement of Subscriber, enforceable against Subscriber in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

3.1.4 Experience, Financial Capability and Suitability. Subscriber is: (i) sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Securities and (ii) able to bear the economic risk of its investment in the Securities for an indefinite period of time because the Securities have not been registered under the Securities Act of 1933, as amended (“Securities Act”) and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Subscriber is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Subscriber must bear the economic risk of this investment until the Securities are sold pursuant to: (i) an effective registration statement under the Securities Act or (ii) an exemption from registration available with respect to such sale. Subscriber is able to bear the economic risks of an investment in the Securities and to afford a complete loss of Subscriber’s investment in the Securities.

3.1.5 Access to Information; Independent Investigation. Prior to the execution of this Agreement, the Subscriber has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained. In determining whether to make this investment, Subscriber has relied solely on Subscriber’s own knowledge and understanding of the Company and its business based upon Subscriber’s own due diligence investigation and the information furnished pursuant to this paragraph. Subscriber understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this Section 2 and Subscriber has not relied on any other representations or information in making its investment decision, whether written or oral, relating to the Company, its operations and/or its prospects.

3.1.6 Regulation D Offering. Subscriber represents that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act and acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption to “accredited investors” within the meaning of Section 501(a) of Regulation D under the Securities Act or similar exemptions under federal or state law.

3.1.7 Investment Purposes. The Subscriber is purchasing the Securities solely for investment purposes and not with a view towards the further distribution or dissemination thereof. The Subscriber did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 under the Securities Act.

3.1.8 Restrictions on Transfer; Shell Company. Subscriber understands the Securities are being offered in a transaction not involving a public offering within the meaning of the Securities Act. Subscriber understands the Securities will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act and Subscriber understands that any certificates representing the Securities will contain a legend in respect of such restrictions. If in the future the Subscriber decides to offer, resell, pledge or otherwise transfer the Securities, such securities may be offered, resold, pledged or otherwise transferred only pursuant to: (i) registration under the Securities Act, or (ii) an available exemption from registration. Subscriber agrees that if any transfer of its Securities or any interest therein is proposed to be made, as a condition precedent to any such transfer, Subscriber may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration or an exemption, the Subscriber agrees not to resell the Securities. Subscriber further acknowledges that because the Company is a shell company, Rule 144 may not be available to the Subscriber for the resale of the Securities until one (1) year following consummation of the Business Combination, despite technical compliance with the requirements of Rule 144 and the release or waiver of any contractual transfer restrictions.

2

3.1.9 No Governmental Consents. No governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of Subscriber in connection with the transactions contemplated by this Agreement.

3.2 Company’s Representations, Warranties and Agreements. To induce the Subscriber to purchase the Securities, the Company hereby represents and warrants to the Subscriber and agrees with the Subscriber as follows:

3.2.1 Organization and Corporate Power. The Company is a Delaware corporation and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement. Upon execution and delivery by the Company of this Agreement, the Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

3.2.2 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Certificate of Incorporation or Bylaws of the Company, (ii) any agreement, indenture or instrument to which the Company is a party or (iii) any law, statute, rule or regulation to which the Company is subject, or (iv) any agreement, order, judgment or decree to which the Company is subject.

3.2.3 Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof, the Securities will be duly and validly issued, fully paid and non-assessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof the Subscriber will have or receive good title to the Securities, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions under federal and state securities laws, and (b) liens, claims or encumbrances imposed due to the actions of the Subscriber.

3.2.4 No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting the Company which: (i) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (ii) question the validity or legality of any transactions or seeks to recover damages or to obtain other relief in connection with any transactions.

3.2.5 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Securities, the performance of all obligations of the Company required pursuant thereto, and the authorization, issuance (or reservation for issuance) of the Securities, has been taken. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with their respective terms, subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors’ rights.

3.2.6 No Governmental Consents. No governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of the Company in connection with the transactions contemplated by this Agreement, other than the filing of a Form D with the Securities and Exchange Commission and such state Blue Sky, FINRA and NASDAQ consents and approvals as may be required.

3.2.7 No General Solicitation.: No form of general solicitation or general advertising within the meaning of Regulation D of the U.S. Securities Act (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) was used by the Company or any of its representatives in connection with the offer and sale of the Securities.

3.2.8 No Brokers. No broker, finder or similar intermediary has acted for or on behalf of the Company or any of its affiliates in connection with this Agreement or the transactions contemplated hereby and no broker, finder, agent or similar intermediary is entitled to any broker’s, finder’s or similar fee or other commission in connection therewith.

3

3.3 Manager Representations, Warranties and Agreements. To induce the Subscriber to purchase the Securities, each Manager hereby represents and warrants to the Subscriber and agrees with the Subscriber as follows:

3.3.1 Binding Agreement. Upon execution and delivery by the Manager of this Agreement, the Agreement will constitute a legal, valid and binding agreement of the Manager, enforceable against the Manager in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

3.3.2 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Manager of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) any agreement, indenture or instrument to which the Manager is a party or (ii) any law, statute, rule or regulation to which the Manager is subject, or (iii) any agreement, order, judgment or decree to which the Manager is subject.

4. Settlement Date and Delivery.

4.1 Closing of Purchase of Securities. The consummation and settlement of the forward purchase contract for the purchase and sale of the Securities hereunder (the “Closing”) shall be held at the same date and immediately prior to the closing of the Business Combination (the date of the Closing being referred to as the “Closing Date”). No later than [five] business days prior to the Closing, the Company will inform Subscriber of the exact number of Units it will be obligated to purchase hereunder (subject to a maximum of _______ Units). At the Closing, the Company will issue to the Subscriber the Units being purchased hereunder, each registered in the name of the Subscriber, against delivery of the Purchase Price in cash via wire transfer to an account specified in writing by the Company no later than [three] business days prior to the Closing.

4.2 Conditions to Closing of the Company.

The Company’s obligations to sell and issue the Securities at the Closing are subject to the fulfillment of the following conditions:

4.2.1 Representations and Warranties Correct. The representations and warranties made by the Subscriber in Section 3 hereof shall be true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date and closing of the IPO, as the case may be, (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) with the same force and effect as if they had been made on and as of said date.

4.2.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Subscriber on or prior to the Closing Date shall have been performed or complied with in all material respects.

4.2.3 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Securities.

4.2.4 Ancillary Agreements. All Ancillary Agreements (defined below) to be signed by Subscriber pursuant to hereto shall have been executed by Subscriber.

4.3 Conditions to Closing of the Subscriber.

The Subscriber’s obligation to purchase the Securities at the Closing is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

4.3.1 Representations and Warranties Correct. The representations and warranties made by the Company and Managers in Section 3 hereof shall be true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date and closing of the IPO, as the case may be (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date), with the same force and effect as if they had been made on and as of said date.

4

4.3.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company and Managers on or prior to the Closing Date shall have been performed or complied with in all material respects.

4.3.3 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Securities.

4.3.4 Subscriber Consent. The Subscriber shall have given irrevocable written consent (in its capacity as a party to this Agreement and not as a director or stockholder), which may be given by e-mail, to the Company confirming its commitment to purchase the Securities (which it may withhold at its sole discretion), which consent shall be withheld or granted no later than five (5) days after receipt of notification that the Board of Directors of the Company will meet to consider entering into a definitive acquisition agreement for the Business Combination.

4.3.5 Registration Rights Agreement. The Company and Subscriber shall have entered into a registration rights agreement (the “Registration Rights Agreement”), as referenced in Section 5.2 and 6.2, in a form customary for transactions of the type contemplated hereby.

4.3.6 IPO Closing. The Company shall have consummated the IPO.

4.3.7 Business Combination. The conditions to the closing of the Business Combination, including the approval of the Company’s stockholders, if applicable, shall have been satisfied or waived.

5. Terms of the Components of the Units.

5.1 The warrants included in the Securities will be substantially identical to the warrants to be included in the units to be offered in the IPO as set forth in the Warrant Agreement to be entered into with Continental Stock Transfer and Trust Company at or prior to the IPO (the “Warrant Agreement”), except that the warrants: (i) will be non-redeemable so long as they are held by the Subscriber (or any of its permitted transferees), and (ii) will be exercisable on a “cashless” basis if held by Subscriber or its permitted transferees.

5.2 The Units and their component parts will be substantially identical to the units to be offered in the IPO except that the Units and component parts are being offered and sold pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after they are registered in accordance with the Registration Rights Agreement to be signed on or before the date of the Company’s registration statement to be filed in connection with the IPO, as amended at the time it becomes effective (the “Registration Statement”).

6. Restrictions on Transfer.

6.1 Securities Law Restrictions. Subscriber hereby agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Securities unless, prior thereto (a) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to the Securities proposed to be transferred shall then be effective or (b) the Company has received an opinion of counsel for the Company that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the Securities and Exchange Commission thereunder and under all applicable state securities laws. All certificates representing the Securities shall have endorsed thereon a legend substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL, IS AVAILABLE.”

5

6.2 Registration Rights. Subscriber acknowledges that the Securities are being purchased or received, as the case may be, pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after certain conditions are met or they are registered pursuant to the Registration Rights Agreement.

7. Other Agreements.

7.1 Further Assurances. Each of the Company, the Subscriber and the Managers agrees to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

7.2 Notices. All notices, statements or other documents which are required or contemplated by this Agreement shall be: (i) in writing and delivered personally or sent by first class registered or certified mail or overnight courier service, (ii) by facsimile and (iii) by electronic mail, in each case to the address, facsimile number or email address as set forth on the signature page hereto. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.

7.3 Entire Agreement. This Agreement, together with those certain agreements to be entered into between the Subscriber (and/or its affiliates) and the Company in connection with the IPO, including but not limited to an insider letter, a subscription agreement governing the purchase of shares and warrants of the Company prior to and simultaneously with the closing of the IPO and Registration Rights Agreement (collectively, the “Ancillary Agreements”), each substantially in the form to be filed as an exhibit to the Registration Statement, embodies the entire agreement and understanding between the Subscriber, the Company and Managers with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

7.4 Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

7.5 Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

7.6 Assignment. The rights and obligations under this Agreement may not be assigned by any of the parties hereto without the prior written consent of the other parties; provided that Subscriber may assign its rights and obligations to an affiliate without the prior consent of the other parties.

7.7 Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

7.8 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of New York applicable to contracts wholly performed within the borders of such state, without giving effect to the conflict of law principles thereof.

7.9 Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

6

7.10 No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

7.11 Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties.

7.12 Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

7.13 Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

7.14 Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

7.15 Mutual Drafting. This Agreement is the joint product of the Subscriber, the Company and the Managers and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

8. Indemnification. Each party shall indemnify the others against any reasonable loss, cost or damages (including reasonable attorney’s fees and expenses) incurred as a result of such party’s breach of any representation, warranty, covenant or agreement in this Agreement.

9. Term. The Subscriber’s obligation to acquire the Securities hereunder, and the Company’s obligation to sell the Securities hereunder, shall be in effect until the earlier of (i) the consummation of the Business Combination within the time frame permitted by the Company’s amended and restated certificate of incorporation (the “Charter”), which, as of the date hereof, is expected to be 24 months from the consummation of the IPO, including any extensions beyond such term effected pursuant to the terms of the Charter, and (ii) the liquidation of the Company in the event that the Company is unable to consummate the Business Combination within the time frame permitted by the Charter (including any extensions).

7

10. Disclosure. The Subscriber hereby acknowledges that (i) the terms of this Agreement will be disclosed in the Registration Statement, (ii) this Agreement will be filed with the Securities and Exchange Commission as an exhibit to the Registration Statement and (iii) the Company will disclose the terms of this Agreement to potential IPO investors and to potential Business Combination targets.

11. Waiver of Claims Against Trust. The Subscriber hereby acknowledges that it is aware that the Company will establish a trust account (the “Trust Account”) for the benefit of its public stockholders upon the closing of the IPO. The Subscriber, for itself and its affiliates, hereby agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, or any other asset of the Company as a result of any liquidation of the Company, except for redemption and liquidation rights, if any, the Subscriber may have in respect of any shares issued as part of the units sold in the IPO (“Public Shares”) held by the Subscriber. The Subscriber hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, the Subscriber may have in respect of any Public Shares held by the Subscriber. In the event the Subscriber has any Claim against the Company under this Agreement, the Subscriber shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account, except for redemption and liquidation rights, if any, the Subscriber may have in respect of any Public Shares held by the Subscriber.

[Signature Page Follows]

8

If the foregoing accurately sets forth our understanding and agreement, please sign the enclosed copy of this Agreement and return it to us.

Accepted and agreed this __ day of __________, 2018.

EDTECHX HOLDINGS ACQUISITION CORP.

By:
Name:
Title:
Address:
Facsimile:
Email:

MANAGERS

By:
Name:	Charles McIntyre
Address:
Facsimile:
Email:

By:
Name:	Benjamin Vedrenne-Cloquet
Address:
Facsimile:
Email:

[SUBSCRIBER]

By:
Name:
Title:
Address:
Facsimile:
Email:

9